STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Strategic Partners Managed Small Cap Growth Fund

Strategic Partners Equity Income Fund

Prospectus dated

August 5, 2005

Supplement dated October 24, 2005

Effective October 21, 2005, new subadvisers have joined the existing subadvisers responsible for managing the Strategic Partners Managed Small Cap Growth Fund and the Strategic Partners Equity Income Fund. This supplement sets forth the changes to the Prospectus that are effective with the addition of the new subadvisers.

Strategic Partners Managed Small Cap Growth Fund:

Effective immediately, the name of the Fund has changed to Strategic Partners Small Cap Growth Fund. All references in the Prospectus to the former name of the Fund are hereby replaced with the Fund’s new name.

The following replaces the discussion in the section of the Prospectus under "Risk/Return Summary," titled "Principal Investment Strategies:"

Principal Investment Strategies

The Strategic Partners Small Cap Growth Fund will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Fund pursues its investment objective by normally investing primarily in the equity securities of small-sized companies included in the Russell 2000 ® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Russell 2000 ® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000 ® Growth Index was $683 million and the median market capitalization was $522.2 million. The size of the companies in the Russell 2000 ® Growth Index will change with market conditions.

The assets of the Fund are independently managed by three subadvisers under a multi-manager structure: Deutsche Asset Management, Inc., (“DeAM”) RS Investments, L.P. (“RS”), and Transamerica Investment Management LLC (“Transamerica”). Pursuant to the multi-manager structure, Prudential Investments LLC (“PI”) determines and allocates a portion of the Fund's assets to each of the Sub-advisors. As of the date of this supplement, DeAM is responsible for managing approximately 10% of the Fund’s assets, and each of RS and Transamerica are responsible for managing approximately 45% of the Fund’s assets. Consistent with the overall investment strategy of the Fund, PI periodically rebalances daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the Sub-advisors. In addition, PI periodically reallocates assets among the Sub-advisors. The allocations will be reviewed by PI periodically, and the allocations may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

By using two or more Sub-advisors for the Fund, and by periodically rebalancing or reallocating the Fund’s assets among the Sub-advisors, PI seeks long-term benefits from a balance of different investment disciplines. PI believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Fund and help reduce volatility. In addition, the use of several Sub-advisors may help to protect the Fund from capacity risk (a Sub-advisor’s determine to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to the Sub-advisor).

DeAM employs a quantitative investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000 ® Growth Index, but which outperforms the Russell 2000 ® Growth Index through active stock selection. DeAM considers a number of factors in determining whether to invest in a growth stock, including earnings growth rate, analysts' estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum.

RS is a fundamental research-driven manager, focusing on bottom-up stock selection. They seek to provide capital appreciation through a diversified portfolio of rapidly growing small-cap companies typically underfollowed by Wall Street analysts. RS looks for companies that possess attractive valuations and earnings growth rates, sustainable competitive advantages, superior financial characteristics and strong management teams.

Transamerica employs a top-down, fundamental approach to investing in a portfolio of small-capitalization companies. The top-down process is used to identify portfolio themes with a strong growth potential, while the bottom-up process focuses on fundamental research. Transamerica looks for companies with superior managements, strong financials, and products/services that demonstrate excellent growth in revenue and earnings.

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The section of the Prospectus under “Investment Programs of the Funds,” titled “Principal Investment Policies and Risks” is hereby amended by replacing all singular references to “Sub-advisor” with plural references to “Sub-advisors.”

The following supplements the discussion in the section of the prospectus under "Management of the Funds, “ titled “The Sub-Advisors:”

RS Investments L.P. (“RS”), 388 Market Street, Suite 1700, San Francisco, California 94111, serves as the Sub-advisor for a portion of the Strategic Partners Small Cap Growth Fund. RS is an independent, privately held money management firm that specializes in domestic small and mid-cap stocks. As of June 30, 2005, the firm managed over $8.43 billion in no-load mutual funds, institutional accounts, and alternative investments.

Bill Wolfenden , a Principal of RS Investments and lead portfolio manager of their small-cap growth accounts, has managed the RS Investments segment of the Fund since October 2005. Prior to joining RS in April 2001, he was at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

Transamerica Investment Management LLC (“Transamerica”), 1150 South Olive Street, 27th Floor, Los Angeles, California 90015, serves as the Sub-advisor for a portion of the Strategic Partners Small Cap Growth Fund. Transamerica was organized as a limited liability company under the laws of the state of Delaware in 2000 and is an SEC registered investment advisor. The founding member of the LLC, Transamerica Investment Services, Inc. ("TISI"), is an investment adviser that has been providing investment advisory services since 1968. Transamerica had approximately $20.5 billion of assets under management as of August 31, 2005.

Gregory S. Weirick has managed the Transamerica segment of the Fund since October 2005 and leads the investment team that manages the Transamerica segment of the Fund. Mr. Weirick, a Managing Director and Principal of Transamerica, has been with the firm since 2005. Prior to this, Mr. Weirick was co-founder, Treasurer and Managing Director of Westcap Investors, LLC from 1992 to 2005. He has specialized in the small cap growth category for over 10 years.

The other members of the team include Joshua D. Shaskan, CFA, Jeffrey J. Hoo, CFA , and John J. Huber , CFA . Mr. Shaskan, a Principal and Portfolio Manager, joined Transamerica in 2005 and has over 11 years of investment industry experience. Prior to Transamerica, Mr. Shaskan served as a Senior Vice President/Portfolio Manager at Westcap Investors, LLC ("Westcap") from 1998 to 2005. Prior to Westcap, Mr. Shaskan was employed as an Investment Specialist at Wells Fargo Securities. Mr. Hoo, a Principal and Portfolio Manager, joined Transamerica in 2005 and has over 7 years of investment industry experience. Prior to Transamerica, Mr. Hoo served as a Senior Vice President/Security Analyst at Westcap from 1997 to 2005. Prior to Westcap, Mr. Hoo was a Finance Manager at Sony Pictures Entertainment and an auditor at KPMG Peat Marwick. Mr. Huber, a Principal and Portfolio Manager, joined Transamerica in 2005. Prior to Transamerica, Mr. Huber served as a Vice President/Security Analyst at Westcap from 2000 to 2005. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen.

Transamerica's Chief Investment Officer is Gary U. Rolle. Mr. Rolle, also a Principal and Managing Director, has been with Transamerica since 1967.

Strategic Partners Equity Income Fund:

The following replaces the discussion in the section of the Prospectus under "Risk/Return Summary," titled "Principal Investment Strategies:"

The Strategic Partners Equity Income Fund normally will invest in common stocks of large companies that appear to be undervalued. The Fund will also invest in securities that are expected to provide dividend income, primarily common stocks of well-established companies paying above-average dividends

The Fund will take a value-oriented approach, in that it will try to keep its assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects.

The assets of the Fund are independently managed by two subadvisers under a multi-manager structure: Alliance Capital Management, L.P. (“Alliance”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”). Pursuant to the multi-manager structure, Prudential Investments LLC (“PI”) determines and allocates a portion of the Fund's assets to each of the Sub-advisors. As of the date of this supplement, Alliance and T. Rowe Price are each responsible for managing approximately 50% of the Fund’s assets. Consistent with the overall investment strategy of the Fund, PI periodically rebalances daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the Sub-advisors. In addition, PI periodically reallocates assets among the Sub-advisors. The allocations will be reviewed by PI

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periodically, and the allocations may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

By using two or more Sub-advisors for the Fund, and by periodically rebalancing or reallocating the Fund’s assets among the Sub-advisors, PI seeks long-term benefits from a balance of different investment disciplines. PI believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Fund and help reduce volatility. In addition, the use of several Sub-advisors may help to protect the Fund from capacity risk (a Sub-advisor’s determine to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to the Sub-advisor).

In seeking to achieve its objective, the Fund invests primarily in the equity securities (common stocks, preferred stocks, warrants and securites convertible into or exchangeable for common or preferred stock) of U.S. companies that the Sub-advisors believe are undervalued.

The following replaces the discussion in the section of the Prospectus under “Investment Programs of the Funds,” titled “Principal Investment Policies and Risks:”

STRATEGIC PARTNERS EQUITY INCOME FUND

Investment Objective: The investment objective of the Fund is long-term growth of capital and income.

Principal Investment Policies and Risks

The Fund normally will invest in common stocks of large companies that appear to be undervalued. The Fund will also invest in securities that are expected to provide dividend income, primarily common stocks of well-established companies paying above-average dividends. The Fund will take a value-oriented approach, in that it will try to keep its assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects.

In seeking to achieve its objective, the Fund invests primarily in the equity securities (common stocks, preferred stocks, warrants and securities convertible or exchangeable for common or preferred stocks) of U.S. companies that the Sub-advisors believe are undervalued. The Sub-advisors believe that, over time, stock prices (of companies in which the Fund invests) will come to reflect the companies’ intrinsic economic values. Each Sub-advisor uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, each Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for capital appreciation and dividend growth. The Fund may also invest a portion of its assets in debt securities, convertible bonds, foreign securities, and futures and options in keeping with its objective.

Alliance’s analysts prepare their own earnings estimates and financial models for each company followed. Alliance employs these models to identify equity securities whose current market prices do not reflect what it considers to be their intrinsic economic value. In determining a company’s intrinsic economic value, Alliance takes into account any factors it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. Alliance then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their stock prices and their intrinsic economic values, with companies with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. In selecting investments, T. Rowe Price generally looks for companies with the following characteristics:

•	low price/earnings, price/book value, price/sales or price/cash flow ratios relative to the S&P 500, the company’s peers or its own historic norm;

•	companies that may benefit from restructuring activity;

a sound balance sheet and other positive financial characteristics; and/or

•	low stock price relative to a company’s underlying asset values

The prices of the common stocks that the Fund invests in will fluctuate. Therefore, the Fund’s share price will also fluctuate, and may decline substantially. While there is the risk that an investment will never reach what the Sub-advisor believes is its full value, or go down in value, the Fund’s risk and share price fluctuation (and potential for gain) may be less than many other stock funds because of the Fund’s emphasis on large, seasoned company value stocks.

Other Investments

The Fund, in addition to investing in common stocks and convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Fund. It is not intended for the Fund to write covered call options with

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respect to securities with an aggregate market value of more than 10% of the Fund’s net assets at the time an option is written. The Fund may also may purchase and sell forward and futures contracts and related options for hedging purposes.

The Fund may also invest up to 10% of its net assets (at the time of investment) in foreign securities. The Fund may also invest in straight bonds and other debt securities.

In pursuing its investment objective, each Sub-advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

For more information on the types of securities in which the Fund may invest, see this Prospectus under “Certain Risk Factors and Investment Methods” and the Company’s SAI under “Investment Programs for the Funds.”

Temporary Investments. The Fund may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.

The following supplements the discussion in the section of the prospectus under "Management of the Funds, “ titled “The Sub-Advisors:”

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for a portion of the Strategic Partners Equity Income Fund. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of June 30, 2005, the firm and its affiliates managed approximately $ 244.8 billion for approximately eight million individual and institutional accounts.

Stephen W. Boesel, John D. Linehan and Brian C. Rogers, share day-to-day responsibility for managing the Fund and in developing and executing the Fund's investment program. Mr. Boesel has been managing investments since joining T. Rowe Price in 1973. Mr. Linehan joined T. Rowe Price in 1998 as an analyst and has been managing investments since 1999. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983.

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